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                                                                 Exhibit 10.10

                           THIRD AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

         This Third Amended and Restated Registration Rights Agreement (this "Agreement") is made as of this 30th day of December, 1999, among Furniture.com, Inc., a Delaware corporation (the "Company"), each of the persons listed on EXHIBIT A hereto as Series A Investors (the "Series A Investors"), each of the persons listed on EXHIBIT A hereto as Series B Investors (the "Series B Investors"), each of the persons listed on EXHIBIT A as Series C Investors (the "Series C Investors"), each of the persons listed on EXHIBIT A as Series D Investors (the "Series D Investors"; and, collectively with the Series A Investors, the Series B Investors and Series C Investors, the "Investors")

         WHEREAS, the Series A Investors, the Series B Investors, the Series C Investors and the Company are parties to a Second Amended and Restated Registration Rights Agreement dated June 23, 1999 (the "Original Agreement"), which was entered into in connection with the acquisition by the Series C Investors of 4,727,786 shares of the Company's Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"); and

         WHEREAS, the Series D Investors are acquiring simultaneously herewith up to 3,200,000 shares of the Company's Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock", and, collectively with the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), the Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") and the Series C Preferred Stock, the "Preferred Stock");

         WHEREAS, as an inducement to cause the Series D Investors to acquire shares of the Series D Preferred Stock, the Company and the Series D Investors are entering into this Agreement;

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Original Agreement be, and hereby is, amended and restated in its entirety as follows.

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

             "CLASS A COMMON SHARES" shall mean the shares of Class A Common Stock, par value $.01 per share, of the Company and any shares of capital stock received in respect thereof.

             "CLASS B COMMON SHARES" shall mean (a) the shares of Class B Common Stock, par value $.01 per share, of the Company and (b) any other capital shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's


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Certificate of Incorporation or By-Laws (each, as amended and/or restated from time to time) (the "Certificate of Incorporation" and the "By-Laws", respectively) or the Stockholders Agreement, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

             "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

             "CONVERSION SHARES" shall mean the Series A Conversion Shares, the Series B Conversion Shares, the Series C Conversion Shares and the Series D Conversion Shares, collectively.

             "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "FOUNDERS" shall mean Steven Rothschild and Misha Katz.

             "INVESTOR RESTRICTED STOCK" shall mean the Series A Restricted Stock, the Series B Restricted Stock, the Series C Restricted Stock and the Series D Restricted Stock, collectively.

             "INVESTORS" shall mean the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors, as defined in the first paragraph of this Agreement.

             "NON-CONVERSION SHARES" shall mean any Class B Common Stock held by Michael Barach other than any Conversion Shares.

             "PREFERRED SHARES" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, collectively.

             "REGISTRATION EXPENSES" shall mean the expenses so described in
Section 8.

             "RESTRICTED STOCK" shall mean (1) the Series A Conversion Shares, the Series B Conversion Shares, the Series C Conversion Shares and the Series D Conversion Shares, excluding any such Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act, (2) for purposes of Sections 2, 3, 4(f) through 4(j), 5, 6, 7, 8, 9, 10, 11 and 15 hereof only, any Class B Common Shares held by the Founders, but excluding Class B Common Shares which have been (a) registered under the Securities Act, pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or
(b) publicly sold pursuant to Rule 144 under the Securities Act, (3) the Non-Conversion Shares, excluding any Non-Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold


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pursuant to Rule 144 under the Securities Act, and (3) any Investor Restricted
Stock transferred as a gift by an Investor no more than once during any twelve-month period.

             "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "SELLING EXPENSES" shall mean the expenses so described in Section

             "SERIES A CONVERSION SHARES" shall mean any shares of Class A Common Stock and any shares issuable upon conversion thereof pursuant to the Company's Certificate of Incorporation.

             "SERIES A RESTRICTED STOCK" shall mean the Series A Conversion Shares now held or hereafter acquired by any Series A Investor.

             "SERIES B CONVERSION SHARES" shall mean any shares of Series B Preferred Stock and any shares issuable upon conversion thereof pursuant to the Company's Certificate of Incorporation.

             "SERIES B RESTRICTED STOCK" shall mean the Series B Conversion Shares now held or hereafter acquired by any Series B Investor.

             "SERIES C CONVERSION SHARES" shall mean any shares of Series C Preferred Stock and any shares issuable upon conversion thereof pursuant to the Company's Certificate of Incorporation.

             "SERIES C RESTRICTED STOCK" shall mean the Series C Conversion Shares now held or hereafter acquired by any Series C Investor.

             "SERIES D CONVERSION SHARES" shall mean any shares of Series D Preferred Stock and any shares issuable upon conversion thereof pursuant to the Company's Certificate of Incorporation.

             "SERIES D RESTRICTED STOCK" shall mean the Series D Conversion Shares now held or hereafter acquired by any Series D Investor.

             "STOCKHOLDERS AGREEMENT" shall mean the Third Amended and Restated Stockholders Agreement dated the date hereof among the Company, certain stockholders of the Company and the Investors.

         2. RESTRICTIVE LEGEND. Each certificate representing Preferred Shares, Series A Conversion Shares, Series B Conversion Shares, Series C Conversion Shares, Series D Conversion Shares, Class B Common Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:


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             "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws." A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act.

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership), to one or more members of the transferor (in the case of a transferor that is a limited liability company) or to an affiliated corporation (in the case of a transferor that is a corporation); PROVIDED, FURTHER, HOWEVER, that any transferee other than a partner, member or affiliate of the transferor shall execute and deliver to the Company a representation letter in form reasonably satisfactory to the Company's counsel to the effect that the transferee is acquiring such stock for its own account, for investment purposes and without any view to distribution thereof. Each certificate for Preferred Shares, Conversion Shares or Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

         4.  REQUIRED REGISTRATION.

             (a) Provided the holders of Series A Restricted Stock are not entitled to request a registration on Form S-3 pursuant to Section 6 hereof, the holders of Series A Restricted Stock constituting at least a majority in interest of the total shares of Series A Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Series A Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (including, but not limited to an underwritten offering) ("Series A Demand"), PROVIDED that the aggregate price to the public of such offering would exceed $5,000,000. The only securities which the Company shall be required to register pursuant hereto shall be shares of Class B Common Stock; PROVIDED,


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HOWEVER, that in any underwritten public offering contemplated by this
Section 4 or Sections 5 and 6, the holders of Series A Restricted Stock shall be entitled to sell such Series A Restricted Stock to the underwriters for conversion and sale of the shares of Class B Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series A Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

             (b) Provided the holders of Series B Restricted Stock are not entitled to request a registration on Form S-3 pursuant to Section 6 hereof, the holders of Series B Restricted Stock constituting at least a majority in interest of the total shares of Series B Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Series B Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (including, but not limited to an underwritten offering) ("Series B Demand"), PROVIDED that the aggregate price to the public of such offering would exceed $5,000,000. The only securities which the Company shall be required to register pursuant hereto shall be shares of Class B Common Stock; PROVIDED, HOWEVER, that in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Series B Restricted Stock shall be entitled to sell such Series B Restricted Stock to the underwriters for conversion and sale of the shares of Class B Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series B Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

             (c) Provided the holders of Series C Restricted Stock are not entitled to request a registration on Form S-3 pursuant to Section 6 hereof, the holders of Series C Restricted Stock constituting at least a majority in interest of the total shares of Series C Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Series C Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (including, but not limited to an underwritten offering) ("Series C Demand"), PROVIDED that the aggregate price to the public of such offering would exceed $5,000,000. The only securities which the Company shall be required to register pursuant hereto shall be shares of Class B Common Stock; PROVIDED, HOWEVER, that in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Series C Restricted Stock shall be entitled to sell such Series C Restricted Stock to the underwriters for conversion and sale of the shares of Class B Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series C Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

             (d) Provided the holders of Series D Restricted Stock are not entitled to request a registration on Form S-3 pursuant to Section 6 hereof, the holders of Series D


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Restricted Stock constituting at least a majority in interest of the total shares of Series D Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Series D Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (including, but not limited to an underwritten offering) ("Series D Demand"), PROVIDED that the aggregate price to the public of such offering would exceed $5,000,000. The only securities which the Company shall be required to register pursuant hereto shall be shares of Class B Common Stock; PROVIDED, HOWEVER, that in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Series D Restricted Stock shall be entitled to sell such Series D Restricted Stock to the underwriters for conversion and sale of the shares of Class B Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series D Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

             (e) Provided the holders of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock are not entitled to request a registration on Form S-3 pursuant to Section 6 hereof, the holders of Series A Restricted Stock, the holders of Series B Restricted Stock, the holders of Series C Restricted Stock and the holders of Series D Restricted Stock constituting at least a majority in interest of the total shares of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock then outstanding (determined by reference to the number of Series A Conversion Shares, Series B Conversion Shares, Series C Conversion Shares and Series D Conversion Shares issuable upon conversion of such Restricted Stock) may request the Company to register under the Securities Act all or a portion of the shares of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (including, but not limited to an underwritten offering) (the "Preferred Demand"), PROVIDED that the aggregate price to the public of such offering would exceed $5,000,000. The only securities which the Company shall be required to register pursuant hereto shall be shares of Class B Common Stock; PROVIDED, HOWEVER, that in any underwritten public offering contemplated by this
Section 4 or Sections 5 and 6, the holders of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock shall be entitled to sell such Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock to the underwriters for conversion and sale of the shares of Class B Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

             (f) Following receipt of any notice under paragraphs (a), (b), (c),
(d) or (e) of this Section 4, the Company shall immediately notify all holders of Restricted Stock (including the Founders) from whom notice has not been received and such holders shall then be entitled within thirty (30) days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to


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register under the Securities Act, for public sale in accordance with the method of disposition described in paragraphs (a), (b), (c), (d) or (e) of
Section 4 (as applicable), the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders of Restricted Stock within thirty (30) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock (excluding the Founders) to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

             (g) The Company shall be obligated to register Restricted Stock pursuant to Section 4(a) on one occasion only, pursuant to Section 4(b) on one occasion only, pursuant to Section 4(c) on one occasion only, pursuant to
Section 4(d) on one occasion only and pursuant to Section 4(e) on one occasion only; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective or if such registration statement has been withdrawn prior to the consummation of the offering at the request of a majority of the Series A Investors initiating the Demand Registration (if the registration is being affected pursuant to Section 4(a)), at the request of a majority of the Series B Investors initiating the Demand Registration (if the registration is being effected pursuant to Section 4(b)), at the request of a majority of the Series C Investors initiating the Demand Registration (if the registration is being effected pursuant to Section 4(c)), at the request of a majority of the Series D Investors initiating the Demand Registration (if the registration is being effected pursuant to Section 4(d)), or at the request of a majority of the Series A Investors, Series B Investors, Series C Investors and Series D Investors initiating the Demand Registration (if the registration is being effected pursuant to Section 4(e)) (in each case, other than as a result of a material adverse change in the business or financial condition of the Company), and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. The Company shall not be required to effect more than one (1) registration pursuant to Section 4(a), Section 4(b),
Section 4(c), Section 4(d) and Section 4(e) during any six month period.

             (h) The Company (and at the option of the Company, the holders of Class B Common Shares) shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Class B Common Stock to be sold by the Company for its own account and/or such other holders, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Class B Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

             (i) If, in the opinion of the managing underwriter, the inclusion of all of the Restricted Stock requested to be registered under this Section 4 would adversely affect the marketing of such shares, then the Company will include in such registration only the number of


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securities which, in the good faith opinion of such underwriters, can be sold, in the following order:

                 (i) FIRST, the Restricted Stock requested to be included by the holders of Investor Restricted Stock (including shares requested to be included pursuant to subsection (f) hereof), allocated among them on a PRO RATA basis in accordance with the number of shares of Investor Restricted Stock each of them owns as of the date of the notice delivered pursuant to Section 4(a), Section 4(b), Section 4(c), Section 4(d) or Section 4(e) as the case may be;

                 (ii) SECOND, the Restricted Stock requested to be included by all other holders of Restricted Stock pursuant to subsection (f) hereof PRO RATA based on the number of shares of Restricted Stock each of them owns as of the date of the notice delivered pursuant to Section 4(a),
         Section 4(b), Section 4(c), Section 4(d) or Section 4(e), as the case may be; and

                 (iii) THIRD, that number of Shares which the Company desires to include pursuant to subsection (h) hereof.

             (j) In the event that any registration pursuant to this Section 4 shall be an underwritten public offering, the right to participate in such registration shall be conditioned upon participation in such underwriting.

             (k) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to register Investor Restricted Stock under the Securities Act on registration statements ("Registration Statements") may, upon the reasonable determination of the Board of Directors, be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company (which includes no secondary offering) if the Company is advised in writing by its underwriters that the registration of the Investor Restricted Stock would have a material adverse effect on the Company's offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event which would require additional disclosure of material information by the Company in Registration Statements or such other filings, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Commission requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") which would make it impractical or inadvisable for the Company to file the Registration Statements or such other filings or to cause such to become effective. Such suspension shall continue only for so long as the Suspension Event is continuing but in no event for a period longer than ninety
(90) days. In no event shall the aggregate number of days of all the Suspension Events in any twelve-month period exceed 150 days. The Company shall notify the Purchasers of the existence and nature of any Suspension Event.

         5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available

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for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder received by the Company within thirty (30) days after the giving of any such notice by the Company to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with such written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares of Restricted Stock held by such requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that such reduction has been applied first to the holders of Class B Common Stock (other than the Series A Investors, Series B Investors, Series C Investors and Series D Investors), the Founders and Michael Barach (but only with respect to his Non-Conversion Shares) requested to be included and then to the Investor Restricted Stock requested to be included by the Series A Investors, Series B Investors, Series C Investors and Series D Investors, in such manner that the shares to be sold shall be allocated among them PRO RATA based on their ownership of Investor Restricted Stock; and PROVIDED, FURTHER, that such number of shares of Investor Restricted Stock to be sold by the Series A Investors, Series B Investors, Series C Investors and Series D Investors shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company, the Founders, Michael Barach (but only with respect to the Non-Conversion Shares) or requesting Investors holding Investor Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

         6. REGISTRATION ON FORM S-3. If at any time (i) a holder or holders of Investor Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Investor Restricted Stock held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Investor Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Investor Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock (including the Founders) from whom notice has not been received and provide them (including the Founders) with the opportunity to participate in the offering) shall apply to such registration, PROVIDED, HOWEVER, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6 and provided further that each registration pursuant to this Section 6 shall be for at least, in the aggregate, a minimum of $1,000,000.

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         7.  REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

              (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

              (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

              (d) use its best efforts to register or qualify or obtain exemption thereunder the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

              (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Company's securities are then listed;

              (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish to such seller on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion of counsel representing the Company for the purposes of such registration, dated as of such date, addressed to the underwriters and to such seller, to such effect as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

              (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

              (i) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two (2) business days prior to any sale of Restricted Stock; and

              (j) permit any holder of Restricted Stock which holder, in the sole and exclusive judgment of such holder, exercised in good faith, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement.

              For purposes of Section 7(a) and 7(b) and of Section 4(h), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

              In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with applicable Federal and state securities laws and to make the registration statement correct, accurate and complete in all respects with respect to such sellers; PROVIDED, HOWEVER, that this requirement shall not be deemed to limit any disclosure obligation arising out of any seller's relationship to the Company if one of such seller's agents or affiliates is an officer, director or control person of the Company. In addition, the sellers shall, if requested by the Company, execute such other agreements, which are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Restricted Stock.

              In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, reasonable fees and expenses of one counsel for the selling holders of Investor Restricted Stock in connection with the registration of Investor Restricted Stock, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and the fees and expenses of more than one counsel for the selling holders of Investor Restricted Stock in connection with the registration of Investor Restricted Stock are called "Selling Expenses."

              The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         9.  INDEMNIFICATION.

             (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each holder of Restricted Stock, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the seller's behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Restricted Stock) and will reimburse each such holder, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

             (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other holder of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any blue sky application or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

             (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses with respect to such indemnified party only and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

             (d) The indemnities provided in this Section 9 shall survive the transfer of any Restricted Stock by such holder.

         10. CHANGES IN RESTRICTED STOCK. If, and as often as, there is any change in the Restricted Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Restricted Stock as so changed.

         11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

             (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

         12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Series A Investors, each of the Series B Investors, each of the Series C Investors and each of the Series D Investors as follows:

             (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-Laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

             (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent the indemnification provisions herein may be deemed not enforceable.

         13. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Investor Restricted Stock" shall be deemed to be references to the securities which the holders would be entitled to receive in exchange for Investor Restricted Stock under any such merger, consolidation or reorganization' PROVIDED, HOWEVER, that the provisions of this Section 13 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all holders are entitled to receive in exchange for their Investor Restricted Stock consideration consisting solely of (i) cash and (ii) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

         14. TRANSFERS OF CERTAIN RIGHTS.

             (a) This Agreement, and the rights and obligations of each holder hereunder, may be assigned by such holder (i) to one or more of its partners or members in any Investor that is a partnership or limited liability company or to a retired or withdrawn partner or member who retires or withdraws after the date hereof in full or partial distribution of his interest in such partnership or limited liability company, (ii) to any immediate family member (which shall be deemed to include a spouse, sibling, lineal descendant, ancestor, mother-in-law, father-in-law, brother-in-law and sister-in-law) of an individual Investor by gift or bequest or through inheritance, or to a trust or family limited partnership (or other similar entity) created for the benefit of one or more of the foregoing, (iii) to any shareholder of any Investor that is a corporation,
(iv) to any person or entity acquiring at least 250,000 shares of Investor Restricted Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization), (v) to any recipient of Investor Restricted Stock transferred by an Investor (other than the Founders) as a gift no more than once during any twelve-month period, or (vi) to the extent any transfer is permitted under Section 1.05 of the Series C Preferred Stock Purchase Agreement, dated as of June 23, 1999, among the Company and the other persons listed on the signature pages thereto (the "Series C Purchase Agreement"); PROVIDED, HOWEVER, that the transferee provides written notice of such assignment to the Company stating its name and address and identifying the securities with respect to which such rights are being assigned; and PROVIDED, FURTHER, that the Company receives the written instrument provided in subparagraph (b) below. Any transferee to whom a transfer is made in accordance with the immediately preceding sentence shall be deemed an Investor for purposes of this Agreement. Notwithstanding anything herein to the contrary, in no event may any holder, together with its affiliates and assigns, assign their rights and obligations hereunder to more than 10 persons in the aggregate.

             (b) Any transferee (other than an Investor) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the transferring Investor under this Agreement to the same extent as if such transferee were a party hereto and in the same capacity as the transferring Investor.

             (c) A transferee to whom rights are transferred pursuant to this
Section 14 may not again transfer such rights to any other person or entity, other than as provided in this Section 14.

         15. MISCELLANEOUS.

             (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Conversion Shares, Preferred Shares or Restricted Stock), whether so expressed or not.

             (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

             if to the Company or any other party hereto, at the address of such party set forth in the Stockholders' Agreement with a copy to the Company's counsel as indicated therein;

             if to any subsequent holder of Conversion Shares, Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Conversion Shares, Preferred Shares or Restricted Stock) or to the holders of Conversion Shares, Preferred Shares and Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph with, if (i) to any holder of Series C Conversion Shares associated with Amerindo Investment Advisors Inc., a copy to Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Los Angeles, CA 90017 or via facsimile at (213) 896-0400, Attention: Rick Cohen, Esq. and (ii) to any holder associated with the @Ventures Purchasers (as defined in the Series C Purchase Agreement), with a copy to Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, MA 02110 or via facsimile at (617) 951-1295, Attention: James Westra, Esq.

All such notices, requests, consents and other communications shall, (i) when mailed (which mailing must be accomplished by express overnight courier service or registered mail, return receipt requested), be effective two days after deposited in the mails, (ii) when sent by facsimile, be effective one hour after sending (or as of 8 a.m. Boston time on the following day, if faxed after the later of 6 p.m. Boston time and the close of business of the recipient) and
(iii) when delivered by hand, upon receipt, in each case addressed as aforesaid, unless otherwise provided herein.

             (c) This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware.

             (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company, the holders of at least a majority in interest of the then outstanding Series A Conversion Shares, the holders of at least a majority in interest of the then outstanding Series B Conversion Shares, the holders of at least a majority in interest of the then outstanding Series C Conversion Shares and the holders of at least a majority in interest of the then outstanding Series D Conversion Shares; PROVIDED, HOWEVER, that this paragraph (d) may be amended only by an instrument signed by all the parties hereto. Notwithstanding the foregoing, no such amendment or modification shall be effective if and to the extent that such amendment or modification either (a) creates any additional affirmative obligations to be complied with by any or all of the Investors, (b) grants to any one or more Investors any rights more favorable than any rights granted to all other Investors holding the same class or series of Restricted Stock or (c) otherwise treats any one or more Investors differently than all other Investors holding the same class or series of Restricted Stock.

             (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate two (2) years after completion of an underwritten public offering of shares of Common Stock in which the aggregate gross proceeds received by the Company shall be at least $15 million.

             (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Class B Common Stock (other than shares of Restricted Stock or other shares of Class B Common Stock being registered in such offering, excluding shares of stock which may be delivered to the Investors upon redemption of the Preferred Stock), without the consent of such underwriters, for a period of not more than 180 days following the date appearing on the final prospectus relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement and all executive officers, directors and 1% shareholders of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 15(g); PROVIDED, FURTHER, that the restrictions contained in this Section 15(g) shall not apply to any securities acquired by holders of Series C Conversion Shares in the Company's first Qualified Public Offering (as defined in the Series C Purchase Agreement) (other than securities acquired pursuant to Section 5.07 of the Series C Purchase Agreement which may be subject to such restrictions to the extent necessary to comply with applicable law and rules and regulations of the Commission and the National Association of Securities Dealers, Inc.) or to securities acquired by holders of Series C Conversion Shares on the open market after the Company's first Qualified Public Offering.

             (h) The Company shall not grant to any third party any registration rights comparable to or more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remain in effect without the written consent of the holders of at least a majority in interest of the then outstanding Series C Conversion Shares.

             (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

             (j) Any reference in this Agreement to any specific rule or form shall include any successor rule or form thereto or any amendment to such rule or form.

         16. AGGREGATION OF STOCK. All securities of the Company held or acquired by an affiliate of any Investor or entities under common management with or managed by such Investor shall be aggregated with those held or acquired by such Investor for the purpose of determining the availability of or discharge of any rights of such Investor under this Agreement.

         17. ENTIRE AGREEMENT. This Agreement and all agreements referred to herein and other instruments contemplated thereby shall constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between them or any of them as to such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                               FURNITURE.COM, INC.

               THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed as of the date first above written.

THE COMPANY:

FURNITURE.COM, INC.,

By: /s/ Alex Seldin
    ---------------
Name:  Alex Seldin
Title: VP, Legal and Business Affairs

                                    EXHIBIT A
           to Third Amended and Restated Registration Rights Agreement
                          dated as of December 30, 1999
                                      among
                               Furniture.com, Inc.
                         and certain of its Shareholders

SERIES A INVESTORS:

                       Brand Equity Ventures I, L.P.
                       Bessemer Venture Investors, L.P.
                       Bessemer Venture Partners IV, L.P.
                       Bessec Ventures IV, L.P.
                       Michael Barach
                       The Trustees of Amherst College for the
                            Michael I & Holly H. Barach
                            Charitable Remainder Unitrust
                       The Trustees of Amherst College for the
                            Michael I & Holly H. Barach
                            Charitable Remainder Unitrust II
                       Donald Pettini
                       Rowland Moriarty
                       Richard J. Resch
                       Debra S. Leizman, as Custodian under the
                            Ohio Transfers to Minors Act  for
                            the benefit of Eve J. Kerman
                       Debra S. Leizman, as Custodian under the
                            Ohio Transfers to Minors Act  for
                            the benefit of Hannah M. Kerman
                       Debra S. Leizman, as Custodian under the
                            Ohio Transfers to Minors Act  for
                            the benefit of Sophia L. Kerman


SERIES B INVESTORS:

                       Brand Equity Ventures I, L.P.
                       Bessemer Venture Investors, L.P.
                       Bessemer Venture Partners IV, L.P.

                       Bessec Ventures IV, L.P.
                       Shad Run Investments, L.P.
                       Comdisco, Inc.
                       Robert J. Reynolds
                       Mitchell P. Bartlett
                       @Ventures III, L.P.
                       CMG@Ventures III, LLC
                       @Ventures Investors, LLC
                       @Ventures Foreign Fund III, L.P.

SERIES C INVESTORS:

                       Arkaro Holding B.V.
                       Covestco-Ateura, LLC
                       ATGF II
                       @Ventures III, L.P.
                       Trellus Partners, L.P.
                       Rachel Hyman
                       RRE Investors, L.P.
                       RRE Investors Fund, L.P.
                       Comdisco, Inc.
                       CMG@Ventures III, L.L.C.
                       Matthew Fitzmaurice
                       Brand Equity Ventures I, L.P.
                       Bessemer Venture Partners IV L.P.
                       Bessec Ventures IV L.P.
                       James Stableford
                       Rachel Hyman

SERIES D INVESTORS

                       Munder NetNet Fund
                       @Ventures III, L.P.
                       Covestco-Ateura, LLC
                       Arkaro Holding B.V.
                       Comdisco, Inc.
                       Litton Master Trust
                       CMG @Ventures III, LLC
                       @ Ventures Foreign Fund
                       Bessemer Venture Partners IV, L.P.
                       RRE Investors LP
                       Bessec Ventures, L.P.
                       Trellus Partners, LP
                       RRE Investors Fund LP
                       Mitchell P. Bartlett
                       Robert Reynolds
                       @ Ventures Investors, LLC